                                                                    EXHIBIT 19.2


March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999 is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and
3.15 of the Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1997-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-3

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreements.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-2

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.


March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

                                                                Exhibit 19.2

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-1, for the period June 29, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period June 29, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-1. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the period June 29, 1999 through December 31, 1999.

March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-2, for the period August 12, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period August 12, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-2. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the period August 12, 1999 through December 31, 1999.

March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000

Sallie Mae Servicing Corporation
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-3

We have examined management's assertion that Sallie Mae Servicing Corporation (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-3, for the period December 1, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 1, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

                 REPORT OF MANAGEMENT ON COMPLIANCE BY SERVICER

We acknowledge that as members of management of Sallie Mae Servicing Corporation (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.2, 2.3, 3.1, 3.2, 3.5A, 3.6, 3.10, and 3.15 of the
Servicing Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, and the Student Loan Marketing Association, as Administrator, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-3. We are also responsible for reviewing and ensuring implementation of, and ongoing compliance with, effective internal control over compliance with the terms and conditions of the Agreement.

On an ongoing basis we evaluate the Company's compliance with the terms and conditions of the Sections in the Agreement indicated above. Based on this management oversight and evaluation, we assert that the Company complied, in all material respects, with the terms and conditions of the Sections of the Agreement indicated above for the period December 1, 1999 through December 31, 1999.

March 1, 2000

/s/ John F. Wallerstedt

John F. Wallerstedt
Vice President and Treasurer
Sallie Mae Servicing Corporation


/s/ Robert R. Levine
--------------------
Robert R. Levine
President and Chief Operating Officer
Sallie Mae Servicing Corporation

March 1, 2000
Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1995-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1995-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                      SALLIE MAE STUDENT LOAN TRUST 1996-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1996-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-2

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-3

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1996-4

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1996-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-2

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of the management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-3

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1997-4

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1997-4. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank Delaware
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1998-2

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1998-2, for the year ended December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the year ended December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1998-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the year ended December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-1, for the period June 29, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period June 29, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-1. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the period June 29, 1999 through December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association


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


March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-2

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-2, for the period August 12, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated


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

above for the period August 12, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-2. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the period August 12, 1999 through December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association

March 1, 2000

Student Loan Marketing Association
11600 Sallie Mae Drive
Reston, Virginia 20193

             and

Chase Manhattan Bank USA, National Association
1201 Market Street
Wilmington, Delaware 19801

             and

Bankers Trust Company
Four Albany Street
New York, New York 10006


                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                          SLM STUDENT LOAN TRUST 1999-1

We have examined management's assertion that the Student Loan Marketing Association (the "Company") complied, in all material respects, with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the Sallie Mae Student Loan Trust 1999-3, for the period from December 1, 1999 through December 31, 1999, included in the accompanying report titled REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR. Management is responsible for the Company's compliance with those requirements. Our responsibility is to express an opinion on management's assertion about the Company's compliance based on our examination.

Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and accordingly, included examining, on a test basis, evidence about the Company's compliance with those requirements and performing such other procedures as we considered necessary in the circumstances. We believe that our examination provides a reasonable basis for our opinion. Our examination does not provide a legal determination on the Company's compliance with the specified requirements.

In our opinion, management's assertion that the Company complied, in all material respects, with the terms and conditions of the Sections in the Agreement indicated above for the period December 1, 1999 through December 31, 1999, is fairly stated, in all material respects.

This report is intended solely for your information and should not be referred to or distributed for any purpose to anyone who is not authorized to receive such information as specified in the Agreement.


Very truly yours,

/s/ Arthur Andersen LLP

               REPORT OF MANAGEMENT ON COMPLIANCE BY ADMINISTRATOR

I acknowledge that as a member of management of the Student Loan Marketing Association (the "Company"), we are responsible for ensuring compliance with the terms and conditions of Sections 2.3.A.1, 2.3.A.2, 2.4, 2.6.B, 2.7.A, 2.7.B, 2.7.C, 2.8.B.1, 2.8.B.2, 2.8.B.3, 2.9, 3.1.B, 3.1.C, 3.1.D, 3.2.A, 3.2.C, and
3.2.D of the Administration Agreement among the Company, Chase Manhattan Bank Delaware, Bankers Trust Company, Sallie Mae Servicing Corporation, and the SLM Funding Corporation, (the "Agreement") pursuant to the SLM Student Loan Trust 1999-3. We are also responsible for establishing and maintaining effective internal control over compliance with the terms and conditions of the Agreement.

We have performed an evaluation of the Company's compliance with the conditions of the Sections in the Agreement indicated above. Based on the evaluation, we assert that the Company complied, in all material respects with the terms and conditions of the Sections of the Agreement indicated above for the period December 1, 1999 through December 31, 1999.

March 1, 2000

/s/ J. Lance Franke

J. Lance Franke
Authorized Agent
Student Loan Marketing Association